Exhibit (13)(3)(d)

SCHEDULE A

TRANSAMERICA SERIES TRUST

OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Company as of May 1, 2015:

FUND NAME	MAXIMUM OPERATING EXPENSE LIMIT EFFECTIVE THROUGH	EXPENSE LIMIT
Transamerica AB Dynamic Allocation VP	May 1, 2016	1.00%
Transamerica Aegon Asset Allocation – Conservative VP	May 1, 2016	0.61%
Transamerica Aegon Asset Allocation – Moderate VP	May 1, 2016	0.68%
Transamerica Aegon Asset Allocation – Moderate Growth VP	May 1, 2016	0.67%
Transamerica Aegon High Yield Bond VP	May 1, 2016	0.80%
Transamerica Aegon Money Market VP	May 1, 2016	0.57%
Transamerica Aegon U.S. Government Securities VP	May 1, 2016	0.63%
Transamerica American Funds Managed Risk VP	May 1, 2016	0.60%
Transamerica Asset Allocation – Conservative VP	May 1, 2016	0.25%
Transamerica Asset Allocation – Growth VP	May 1, 2016	0.25%
Transamerica Asset Allocation – Moderate Growth VP	May 1, 2016	0.25%
Transamerica Asset Allocation – Moderate VP	May 1, 2016	0.25%
Transamerica Barrow Hanley Dividend Focused VP	May 1, 2016	0.90%
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP	May 1, 2016	0.32%
Transamerica BlackRock Global Allocation Managed Risk – Growth VP	May 1, 2016	0.35%
Transamerica BlackRock Global Allocation VP	May 1, 2016	0.90%
Transamerica BlackRock Tactical Allocation VP	May 1, 2016	0.25%
Transamerica Clarion Global Real Estate Securities VP	May 1, 2016	1.00%
Transamerica International Moderate Growth VP	May 1, 2016	0.25%
Transamerica Janus Balanced VP	May 1, 2016	0.90%
Transamerica Jennison Growth VP	May 1, 2016	0.94%
Transamerica JPMorgan Core Bond VP	May 1, 2016	0.70%
Transamerica JPMorgan Enhanced Index VP	May 1, 2016	0.84%
Transamerica JPMorgan Mid Cap Value VP	May 1, 2016	1.00%
Transamerica JPMorgan Tactical Allocation VP	May 1, 2016	0.90%
Transamerica Legg Mason Dynamic Allocation – Balanced VP	May 1, 2016	0.77%
Transamerica Legg Mason Dynamic Allocation – Growth VP	May 1, 2016	0.79%
Transamerica Madison Balanced Allocation VP	May 1, 2016	0.35%
Transamerica Madison Conservative Allocation VP	May 1, 2016	0.35%
Transamerica Madison Diversified Income VP	May 1, 2016	1.01%
Transamerica Market Participation Strategy VP	May 1, 2016	0.82%
Transamerica MFS International Equity VP	May 1, 2016	1.125%
Transamerica Morgan Stanley Capital Growth VP	May 1, 2016	0.90%
Transamerica Morgan Stanley Mid-Cap Growth VP	May 1, 2016	1.00%
Transamerica Multi-Managed Balanced VP	May 1, 2016	0.90%
Transamerica Multi-Manager Alternative Strategies VP	May 1, 2016	0.55%

Transamerica PineBridge Inflation Opportunities VP	May 1, 2016	0.90%
Transamerica PIMCO Tactical – Balanced VP	May 1, 2016	0.95%
Transamerica PIMCO Tactical – Conservative VP	May 1, 2016	0.92%
Transamerica PIMCO Tactical – Growth VP	May 1, 2016	0.95%
Transamerica PIMCO Total Return VP	May 1, 2016	0.80%
Transamerica ProFund UltraBear VP	May 1, 2016	0.98%
Transamerica Systematic Small/Mid Cap Value VP	May 1, 2016	0.89%
Transamerica T. Rowe Price Small Cap VP	May 1, 2016	0.93%
Transamerica Torray Concentrated Growth VP	May 1, 2016	0.84%
Transamerica TS&W International Equity VP	May 1, 2016	1.02%
Transamerica Vanguard ETF Portfolio – Balanced VP	May 1, 2016	0.37%
Transamerica Vanguard ETF Portfolio – Conservative VP	May 1, 2016	0.37%
Transamerica Vanguard ETF Portfolio – Growth VP	May 1, 2016	0.37%
Transamerica Voya Balanced Allocation VP	May 1, 2016	1.15%
Transamerica Voya Conservative Allocation VP	May 1, 2016	1.18%
Transamerica Voya Intermediate Bond VP	May 1, 2016	0.99%
Transamerica Voya Large Cap Growth VP	May 1, 2016	1.18%
Transamerica Voya Limited Maturity Bond VP	May 1, 2016	0.88%
Transamerica Voya Mid Cap Opportunities VP	May 1, 2016	1.15%
Transamerica Voya Moderate Growth Allocation VP	May 1, 2016	1.21%
Transamerica WMC US Growth II VP	May 1, 2016	0.30%
Transamerica WMC US Growth VP	May 1, 2016	0.85%

SCHEDULE B

TRANSAMERICA SERIES TRUST

FUNDS SUBJECT TO EXPENSE REIMBURSEMENT

FUND NAME
Transamerica AB Dynamic Allocation VP
Transamerica Aegon Active Asset Allocation – Conservative VP
Transamerica Aegon Active Asset Allocation – Moderate Growth VP
Transamerica Aegon Active Asset Allocation – Moderate VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon Money Market VP
Transamerica Aegon U.S. Government Securities VP
Transamerica American Funds Managed Risk VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Barrow Hanley Dividend Focused VP
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
Transamerica BlackRock Global Allocation Managed Risk – Growth VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Transamerica Legg Mason Dynamic Allocation – Growth VP
Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Market Participation Strategy VP
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi-Manager Alternative Strategies VP
Transamerica PineBridge Inflation Opportunities VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP

Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Torray Concentrated Growth VP
Transamerica TS&W International Equity VP
Transamerica Vanguard ETF Portfolio – Balanced VP
Transamerica Vanguard ETF Portfolio – Conservative VP
Transamerica Vanguard ETF Portfolio – Growth VP
Transamerica Voya Balanced Allocation VP
Transamerica Voya Conservative Allocation VP
Transamerica Voya Intermediate Bond VP
Transamerica Voya Large Cap Growth VP
Transamerica Voya Limited Maturity Bond VP
Transamerica Voya Mid Cap Opportunities VP
Transamerica Voya Moderate Growth Allocation VP
Transamerica WMC US Growth VP
Transamerica WMC US Growth II VP